UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2014

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “the Company” and “our” refer to TravelCenters of America LLC.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on June 19, 2014. The voting results of that meeting are noted below.

The Company’s shareholders elected Mr. Arthur G. Koumantzelis as the Independent Director in Group I of the Board of Directors for a three year term of office until the Company’s 2017 annual meeting of shareholders or to serve until his successor may be elected and qualified.  Mr. Koumantzelis received the following votes:

For	Withhold	Broker Non-Votes
21,742,590	2,014,158	0

The Company’s shareholders elected Mr. Barry M. Portnoy as the Managing Director in Group I of the Board of Directors for a three year term of office until the Company’s 2017 annual meeting of shareholders or to serve until his successor may be elected and qualified.  Mr. Portnoy received the following votes:

For	Withhold	Broker Non-Votes
15,392,715	8,364,033	0

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
23,579,216	132,653	44,879	N/A

The results reported above are final voting results.

Item 8.01   Other Events.

Director Compensation

On June 19, 2014, the Company updated its Director compensation arrangements.  A summary of the Company’s currently effective Director compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

On June 19, 2014, the Company granted each of the Company’s Directors 9,000 of the Company’s common shares, no par value, or the Common Shares, valued at $8.30, the closing price of the Common Shares on the New York Stock Exchange on that day, consistent with the Director compensation arrangements.

Director Share Ownership Guidelines

On June 19, 2014, our Board of Directors approved changes to the Company’s Governance Guidelines to provide for minimum share ownership by Directors.  Pursuant to the revised Governance Guidelines, within five years of the later of (a) June 19, 2014 and (b) the annual meeting of shareholders at which the Director was first elected to the Board of Directors, or, if earlier, the first annual meeting of shareholders after the Director was initially appointed to the Board of Directors, a Director is expected to accumulate and to continue to own at least 50,000 Common Shares, which is equivalent to owning approximately $415,000 worth of Common Shares (based on the June 19, 2014 closing price of $8.30 per share).  This change is intended to further align the interests of Directors with the Company’s shareholders.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

10.1        Summary of Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Name:	Andrew J. Rebholz
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date:  June 20, 2014